Exhibit 10.1
EXECUTION COPY
WAIVER TO FINANCING AGREEMENT AND
DEPOSITARY AND DISBURSEMENT AGREEMENT
     This WAIVER TO FINANCING AGREEMENT AND DEPOSITARY AND DISBURSEMENT AGREEMENT (this “Waiver”), dated as of October 6, 2008, is made by and among PANDA HEREFORD ETHANOL, L.P., as Borrower, SOCIÉTÉ GÉNÉRALE, as Administrative Agent (in such capacity, the “Administrative Agent”), Disbursement Agent and a Lender, and the party hereto (collectively, the “Parties”). Capitalized terms not defined in this Waiver shall have the meanings given in the Financing Agreement, dated as of July 28, 2006 (as amended, the “Financing Agreement”), by and among Borrower, the Agents, the Lenders from time to time party thereto, the LC Fronting Bank and the Lead Arranger.
RECITALS
     WHEREAS, Borrower, the Administrative Agent and Société Générale, as Disbursement Agent, have previously entered into the Depositary and Disbursement Agreement, dated as of July 28, 2006 (as amended, the “Disbursement Agreement”);
     WHEREAS, the Borrower has requested that the Majority Lenders (a) permit (i) Borrowings of Tranche B Term Loans and (ii) disbursements of certain amounts, in each case in accordance with the Budget (as defined below), and (b) waive certain Events of Default; and
     WHEREAS, the Financing Agreement requires the approval of the Majority Lenders with respect to the waivers described above.
     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties agree as follows:
     1. Waiver.
     (a) Until the termination of this Waiver as described in clause (c) below, the Administrative Agent and the undersigned Lenders hereby waive (i) the requirements of Sections 3.5(b), (c), (d) (other than with respect to any material Financing Documents) and (e) of the Financing Agreement and the Construction Draw Conditions set forth in Section 1.2(c) of the Disbursement Agreement to the extent such requirements cannot be met as the result of the Defaults, Events of Default and other circumstances set forth on Schedule A hereto solely to allow Borrowings and withdrawals from the Construction Accounts to be made and disbursed, in each case in accordance with the Budget and subject to the other terms and conditions hereof, and (ii) any Default or Event of Default that has occurred and is continuing as a result of, or that may arise from, the events and circumstances set forth on Schedule A, provided that the aggregate amount of disbursements from the Construction Accounts made during the term of this Waiver with the proceeds of Loans shall not exceed $31,500,000 in the aggregate.
     (b) Until the termination of this Waiver as described below, the Administrative Agent and the Lenders party hereto agree not to exercise any rights and remedies that constitute acceleration, foreclosure or other actions against the Collateral with respect to any Default, Event of Default or other circumstances described on Schedule A hereto.
     (c) This Waiver shall terminate and be null and void in all respects on the earliest to occur of (i) January 30, 2009, (ii) the Interim Completion Date, (iii) the date any Event of Default other than those set forth on, or that arise directly from the circumstances set forth on, Schedule A hereto occurs and (iv) the date that is two Business Days following the Borrower’s receipt of notice that the Borrower has materially violated any of its agreements, terms or conditions set forth herein, provided that, as used herein, “Interim Completion Date” shall include the satisfaction by the Gasifier Vendor of the Fluidized Bed Gasifier Steam Output Guarantee as defined in Section 9.01(c) of the Gasifier Contract; provided further that, in the event of termination by reason of clause (iv) above, the Lenders shall not be obligated to make any advances or disbursements pursuant to this Waiver during the two (2) Business Day notice period.
     (d) Administrative Agent and the undersigned Lenders hereby consent to an amendment to the Sub-Debt Documents that will (i) increase by $2,500,000 the principal amount of the Sub-Debt (other than in accordance with the capitalized interest provisions of the Sub-Debt Documents), and (ii) extend the term of the royalty payment to the Sub-Debt Provider under Section 2.5(b) of the Sub-Debt Financing Agreement for a period of three years beyond its current expiration.
     2. Agreements.
     (a) In order to induce the undersigned Lenders to execute this Waiver, the Borrower hereby agrees:
     (i) That, if a Bankruptcy Event with respect to the Borrower occurs, (A) the Borrower will agree that the Lenders are adequately protected by the Collateral, (B) the Borrower will, to the extent that it has sufficient funds and is otherwise not precluded from doing so, support any motion or other request of the Administrative Agent and the Lenders for payment of interest, fees and expenses with respect to the Loans and other Obligations during such Bankruptcy Event and (C) the Borrower will have first sought debtor-in-possession financing from the Lenders;

     (ii) That the Borrower shall submit (A) concurrently with each Notice of Borrowing and each Construction Draw Request, a revised Budget, which shall include a variance report from the initial Budget, and (B) semi-monthly, an updated Timeline (as defined below), in each case satisfactory in form and substance to the Administrative Agent, in consultation with the Engineer, in the Administrative Agent’s sole discretion;
     (iii) To participate in periodic conference calls with the Administrative Agent, the Lenders and their advisors with respect to itself and the Project;
     (iv) That it will not pay in excess of $400,000 under the Services Agreement in any calendar month, which limitation will be reflected in the Budget;
     (v) To comply in all material respects with the Budget and the Timeline; and
     (vi) That, beginning the date this Waiver becomes effective, the Applicable Margin shall be increased to 5.75%.
     (b) Each Party further agrees that (i) interest and accrued commitment fees shall be payable in cash on the last Business Day of each month, subject to the cure period for interest and fee payments in the Financing Agreement, (ii) all proceeds of the additional Sub-Debt described below shall be used in accordance with the Budget before any Borrowing or any Construction Draw of Loan proceeds is made, (iii) if any proceeds of the insurance described in Section 5.1(x) of the Financing Agreement are received while this Waiver is effective, all of such proceeds (other than proceeds related to property damage for which Lurgi, Inc. is entitled to payment) shall be used in accordance with the Budget before any Borrowing or any Construction Draw of Loan proceeds is made and (iv), without limiting the Borrower’s obligations to comply with the Budget and the other terms and conditions hereof, the Borrower shall be permitted to make two additional Construction Draws per month after giving the Administrative Agent at least three Business Days’ notice of any such additional Construction Draw.
     3. Effectiveness. This Waiver shall be deemed effective upon the receipt by the Administrative Agent of the following:
     (a) this Waiver duly executed by Borrower, the Administrative Agent and the Majority Lenders;
     (b) the payment in immediately available funds of (i) all of the Administrative Agent’s and the Lenders’ accrued fees and expenses and (ii) a waiver fee, for the account of each Lender that delivered their executed signature page hereto on or before 3:00 p.m., New York City time, on October 6, 2008, in the amount of 0.50% of the Commitments and Loans of such Lenders;

     (c) the Borrower shall (i) enter into new documentation with the Sub-Debt Provider under which the Sub-Debt Provider shall agree to make at least $2,500,000 in new Sub-Debt available to the Borrower on the date this Waiver becomes effective, which documentation shall be on terms consistent with the Sub-Debt Documents and otherwise in form and substance satisfactory to the Administrative Agent and (ii) have deposited, or caused to be deposited, at least $2,500,000 in additional Sub-Debt proceeds into the Sub-Debt Construction Account;
     (d) the initial Budget attached as Schedule B hereto (as revised from time to time in accordance herewith, the “Budget”) and an initial timeline to the Interim Completion Date attached as Schedule C hereto (as revised from time to time in accordance herewith, the “Timeline”), each with the written approval thereof by the Engineer, provided that, for the avoidance of doubt, the Budget shall include, without limitation, detailed information regarding management fees, costs by activity and other items reasonably requested by the Administrative Agent or its advisors; and
     (e) such other instruments, documents and agreements as the Administrative Agent may reasonably request, in form and substance reasonably satisfactory to the Administrative Agent.
     4. Representations and Warranties. Borrower hereby represents and warrants to the Administrative Agent and the Lenders, which representations and warranties shall survive the termination of this Waiver under Section 1(c) or otherwise, as follows:
     (a) Borrower has all the requisite power and authority to execute this Waiver and to perform all of its respective obligations hereunder, and this Waiver has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms;
     (b) The execution, delivery and performance by Borrower of this Waiver have been duly authorized by all necessary action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower or the organizational documents of Borrower; or (iii) result in a breach or constitute a default under any loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which any of its respective properties may be bound or effected;
     (c) No Default or Event of Default exists under the Financing Documents on and as of the date hereof except as disclosed on Schedule A;
     (d) All amounts requested listed on the Budget constitute Qualified Project Construction Expenses;

     (e) All of the Security Document Liens are valid, First-Priority Liens as of the date hereof, subject to any Liens described on Schedule A; and
     (f) After giving effect to this Waiver, Borrower hereby represents that all representations and warranties made by it to the Senior Secured Parties in the Financing Agreement and the other Financing Documents are true and correct in all material respects with the same force and effect as if made on and as of the date hereof (except to the extent such statements, representations and warranties made in any such Financing Document or writing executed prior to the date hereof related to a specific prior date).
     5. No Modification.
     Except as expressly set forth herein, the Financing Agreement, each other Financing Document and each document executed in connection therewith shall continue to be, and shall remain, in full force and effect in accordance with the provisions thereof. Except as expressly set forth herein, this Agreement shall not be deemed to be an amendment or waiver of, or consent to any departure from, any other term or condition of the Financing Agreement, any other Financing Document or any document executed in connection therewith or to prejudice any other right or rights which the Administrative Agent, any Lender or any other Secured Party may now have or may have in the future under or in connection with the Financing Agreement, any other Financing Document or any document executed in connection therewith. Except as explicitly set forth herein, this Waiver does not create a course of conduct or an agreement to fund Borrowings, permit Construction Draws or waive any Default or Event of Default.
     6. Miscellaneous.
     (a) Each reference in the Financing Agreement and the Disbursement Agreement to “this Agreement” and each reference in each of the Financing Documents to the “Financing Agreement” or the “Disbursement Agreement” shall be deemed to refer to such agreement as modified by this Waiver.
     (b) This Waiver will be a Financing Document for all purposes of the Financing Agreement.
     (c) This Waiver shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law provisions thereof (other than Section 5-1401 of the General Obligations Law and any successor statute thereto).
     (d) Except as expressly modified or amended herein, the Financing Agreement and the Disbursement Agreement shall each continue in effect and shall continue to bind the parties thereto.
     (e) This Waiver shall not constitute a waiver or modification of any of the Lenders’ or Agents’ rights and remedies or of any of the terms, conditions, warranties, representations, or covenants contained in the Financing Documents, except as specifically set forth above, and the Lenders and the Administrative Agent hereby reserve all of their rights and remedies pursuant to the Financing Documents and applicable law.
     (f) This Waiver may be executed in any number of counterparts and by the different Parties hereto in separate counterparts, each of which when so executed and delivered will be deemed an original and all of which counterparts, taken together, will constitute one and the same instrument.
     (g) As a material part of the consideration for the Administrative Agent and the Lenders entering into this Waiver, the Borrower, on behalf of itself and its officers, directors, equity holders, Affiliates, successors and assigns, hereby releases and forever discharges each of the Secured Parties and their respective predecessors, officers, managers, directors, shareholders, employees, agents, attorneys, representatives, subsidiaries, and Affiliates (each a “Lender Party”) from any and all Claims or other losses or liabilities of any nature whatsoever existing on the date hereof, including, without limitation, all Claims, losses or liabilities for or in respect of contribution and indemnity, whether arising at law or in equity, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which the Borrower may have or claim to have against any Lender Party under, arising out of, in connection with, or in any way related to, this Waiver or any other Financing Documents. For the avoidance of doubt, the provisions of this clause (g) shall survive any termination of this Waiver, whether under Section 1(c) hereof or otherwise.
     (h) As of the date hereof: (i) the aggregate outstanding principal amount of (A) Tranche A Term Loans is $63,100,000, (B) Tranche B Term Loans is $136,633, and (C) Working Capital Loans is $0; and (ii) the aggregate undrawn face amount of the Letter of Credit is $51,452,055. Interest and fees have accrued on the Loans and Letter of Credit as provided in the Financing Agreement.
     (i) This Waiver and the other Financing Documents embody the entire agreement between the parties hereto and shall supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.
[Signatures follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PANDA HEREFORD ETHANOL, L.P., as Borrower By: PHE I, LLC, its sole general partner

By:	/s/ Darol Lindloff

Name:	Darol Lindloff

Title:	President and CEO

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

SOCIÉTÉ GÉNÉRALE, as Administrative Agent, Disbursement Agent and a Lender

By:	/s/ R. Wayne Hutton

Name:	R. Wayne Hutton

Title:	Managing Director

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO III, LIMITED, as Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO IV, LIMITED, as Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO V, LIMITED, as Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

AMMC CLO VI, LIMITED, as Lender By: American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BANK OF AMERICA, N.A., as Lender

By:	/s/ Christopher Mitchell

Name:	Christopher Mitchell

Title:	Principal

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

BRENTWOOD CLO LTD., as Lender By: Highland Capital Management, L.P., As Collateral Manager By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND, as Lender

By:	/s/ M. Jason Blackbum

Name:	M. Jason Blackbum

Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAND CENTRAL ASSET TRUST, HLD SERIES,
as Lender

By:	/s/ Adam Jacobs

Name:	Adam Jacobs

Title:	Attorney-in-Fact

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GRAYSON CLO, LTD., as Lender
By:	Highland Capital Management, L.P.,
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri

Name:	Michael Pusateri

Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN INSURANCE COMPANY,
as Lender
By:	American Money Management Corp., as Portfolio Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

GREAT AMERICAN LIFE INSURANCE COMPANY,
as Lender
By:	American Money Management Corp., as Collateral Manager

By:	/s/ Kenneth J. Bushman

Name:	Kenneth J. Bushman

Title:	Vice President

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

HIGHLAND FLOATING RATE ADVANTAGE FUND,
as Lender

By:	/s/ M. Jason Blackbum

Name:	M. Jason Blackbum

Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

HIGHLAND FLOATING RATE FUND, as Lender

By:	/s/ M. Jason Blackbum
Name:	M. Jason Blackbum

Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

ROCKWALL CDO II, LTD.
By Highland Capital Management, L.P., As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri
Name:	Michael Pusateri

Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

LOAN FUNDING VII LLC, as Lender
By Highland Capital Management, L.P., as Collateral Manager
By: Strand Advisors, Inc., its General Partner

By:	/s/ Michael Pusateri
Name:	Michael Pusateri

Title:	Chief Operating Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

NEDBANK LIMITED, as Lender

By:	/s/ D. McDonnell
Name:	D. McDonnell

Title:	Authorized Officer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

PIONEER FLOATING RATE TRUST, as Lender

By:	/s/ M. Jason Blackbum
Name:	M. Jason Blackbum

Title:	Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to Depositary and Disbursement Agreement to be duly executed and delivered by their respective officers on the date first written above.

WESTCHESTER CLO, LTD.
By: Highland Capital Management, L.P.,
As Collateral Manager
By: Strand Advisors, Inc., Its General Partner

By:	/s/ Michael Pusateri
Name:	Michael Pusateri

Title:	Chief Operating Officer

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